                                                                   Exhibit 10.14
                                                                   -------------

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

                            1999 STOCK OPTION PLAN
                            ----------------------

     1. Purpose. The purpose of this Plan is to attract and retain the best available talent and encourage the highest level of performance by executive officers, employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of Scottish Annuity & Life Holdings, Ltd.'s business, in order to serve the best interests of Scottish Annuity & Life Holdings, Ltd. and its stockholders. All options granted under the Plan are intended to be nonstatutory stock options.

     2. Definitions. The following terms, when used in the Plan with initial capital letters, shall have the following meanings:

        (a) "Act" means the Securities Exchange Act of 1934, as in effect from time to time.

        (b) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Paragraph 9 of this Plan, such committee (or subcommittee).

        (c) "Change in Control" shall have the meaning provided in Paragraph 11 of this Plan.

        (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (e) "Company" means Scottish Annuity & Life Holdings, Ltd., a Cayman Islands limited liability company.

        (f) "Date of Grant" means the date specified by the Board on which a grant of Stock Options shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

        (g)  "Director" means a member of the Board of Directors of the Company.

        (h) "Eligible Person" means a person who may be awarded Stock Options under this Plan and includes executive officers, any other employee, directors, advisors and consultants of the Company and of any Subsidiary.

        (i) "Eligible Non-Employee Director" means any person, not an employee of the Company or any Subsidiary, who is a Director.

        (j) "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Act (or any successor rule to the same effect) as in effect from time to time.

        (k) "Market Value Per Share" means, as of any given day, the closing price of an Ordinary Share on a national securities exchange on which the Ordinary Shares are listed or admitted to trading on the day preceding the day such determination is being made or, if there was no closing price reported on such day, on the most recently preceding day on which such a closing price was reported; or if the Ordinary Shares are not listed or admitted to trading on a national securities exchange on the day as of which the determination is being made, the amount determined by the Board to be the fair market value of an Ordinary Share on such day.

        (l) "Option Price" means the purchase price per Ordinary Share payable on exercise of a Stock Option.

        (m) "Optionee" means the optionee named in an agreement evidencing an outstanding Stock Option or a permitted transferee of a Stock Option.

        (n) "Ordinary Shares" means the ordinary shares, par value $0.01 per share, of the Company or any security into which such Ordinary Shares may be changed by reason of any transaction or event of the type described in Paragraph 7 of this Plan.

        (o) "Participant" means an Eligible Person who is selected by the Board to receive Stock Options under Paragraph 5 of this Plan.

        (p) "Plan" means this 1999 Stock Option Plan of the Company, as amended from time to time.

        (q) "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act (or any successor rule to the same effect) as in effect from time to time.

        (r) "Stock Option" means the right to purchase Ordinary Shares upon exercise of an option granted pursuant to Paragraph 5 of this Plan.

        (s) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock issued by such corporation, partnership, joint venture or other entity.

     3. Shares Available Under Plan. The Ordinary Shares which may be issued under the Plan shall not exceed in the aggregate 750,000 shares, subject to adjustment as provided in this Paragraph 3. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

        (a) Any Ordinary Shares which are subject to Stock Options that are terminated unexercised, forfeited or surrendered or that expire for any reason shall again be available for issuance under the Plan.

        (b) The shares available for issuance under the Plan also shall be subject to adjustment as provided in Paragraph 7 of this Plan.

     4. Individual Limitation on Stock Options. Notwithstanding anything in this Plan to the contrary, and subject to adjustment as provided in Paragraph 7 of this Plan, no individual Participant shall be granted Stock Options under this Plan, during the term of this Plan, for more than 300,000 Ordinary Shares.

     5. Grants of Stock Options to Participants. The Board may from time to time authorize grants to any Participant of Stock Options upon such terms and conditions as the Board may determine in accordance with the provisions set forth below.

        (a) Each grant shall specify the number of Ordinary Shares to which it pertains, subject to the limitations set forth in Paragraphs 3 and 4 of this Plan.

        (b) Each grant shall specify the Option Price, which shall not be less than 100% of the Market Value Per Share on the Date of Grant.

        (c)  Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company or (ii) deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates or (iii) by a combination of methods (i) or (ii).

        (d) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

        (e) Each grant shall specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Stock Options in the event of a Change in Control of the Company or in the event of any other similar transaction or event. Unless otherwise provided in the option agreement evidencing a grant, a grant shall become exercisable in three equal annual installments, commencing on the first anniversary of the grant.

        (f) Each grant shall specify whether or not a Stock Option is transferable, and the conditions, if any, of such transferability.

        (g) No Stock Option shall be exercisable more than 10 years from the Date of Grant.

        (h) An Optionee may exercise a Stock Option in whole or in part at any time and from time to time during the period within which the Stock Option may be exercised. To exercise a Stock Option, an Optionee shall give written notice to the Company specifying the number of Ordinary Shares to be purchased and provide payment of the Option Price and any other documentation that may be required by the Company.

        (i) An Optionee shall be treated for all purposes as the owner of record of the number of Ordinary Shares purchased pursuant to exercise of the Stock Option (in whole or in part) as of the date the conditions set forth in Paragraph 5(h) of this Plan are satisfied.

        (j) The Board may permit Optionees to elect to defer the issuance of Ordinary Shares under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferred amounts.

        (k) Each grant shall be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer (or another officer designated by the Board) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Board may approve.

     6. Grants of Stock Options to Eligible Non-Employee Directors. Each Eligible Non-Employee Director will be granted a Stock Option to purchase 2,000 Ordinary Shares at each successive annual general meeting, provided that (i) such individual continues to be an Eligible Non-Employee Director at the close of business of each such annual general meeting and (ii) if such Eligible Non-Employee Director receives a grant at such time of options under Paragraph 6 of the Company's Second Amended and Restated 1998 Stock Option Plan the grant of options at such time under such 1998 Stock Option Plan and this Plan shall not exceed in the aggregate options to purchase 2,000 Ordinary Shares. The Stock Options granted under this Paragraph 6 will have an exercise price equal to the fair market value of the Ordinary Shares on the date of grant and shall be immediately exercisable. For purposes of this Paragraph 6, the date of an annual general meeting is the date on which the meeting is convened or, if later, the date of the last adjournment thereof.

     7. Adjustments. The Board may make or provide for such adjustments in the maximum number of shares specified in Paragraphs 3 or 4 of this Plan, in the number of Ordinary Shares covered by outstanding Stock Options granted hereunder, in the Option Price applicable to any such Stock Options, and/or in the kind of shares covered thereby (including shares of another issuer), as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. Any fractional shares resulting from the foregoing adjustments shall be eliminated.

     8. Withholding of Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by an Optionee under the Plan, or is requested by an Optionee to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the realization of such benefit that the Optionee make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Board, an Optionee may elect to have any withholding obligation of the Company satisfied with Ordinary Shares that would otherwise be transferred to the Optionee on exercise of the Stock Option.

     9. Administration of the Plan. (a) The Plan shall be administered by the Board, which from time to time may delegate all or any part of its authority under this Plan to a committee (the "Stock Option Committee") of not less than two Directors appointed by the Board. The members of the Stock Option Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3. To the extent of any such delegation, references in this Plan to the Board shall also refer to the Stock Option Committee. A majority of the members of the Stock Option Committee shall constitute a quorum, and any action taken by a majority of the members of the Stock Option Committee who are present at any meeting of the Stock Option Committee at which a quorum is present, or any actions of the Stock Option Committee that are unanimously approved by the members of the Stock Option Committee in writing, shall be the acts of the Stock Option Committee. The Board shall have the authority to delegate responsibility and authority for the operation and administration of this Plan, appoint employees and officers of the Company and Subsidiaries to act on its behalf, and employ persons to assist in fulfilling its responsibilities under this Plan.

        (b) The Board has the full authority and discretion to interpret and construe any provision of this Plan or of any agreement, notification or document evidencing the grant of a Stock Option. The interpretation and construction by the Board of any such provision and any determination by the Board pursuant to any provision of the Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

    10. Amendments, Etc. (a) The Board may, without the consent of the Optionee, amend any agreement evidencing a Stock Option granted under the Plan, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the expiration date of the Stock Option, to waive any other condition or restriction applicable to such Stock Option or to the exercise of such Stock Option and to reduce the exercise price of such Stock Option and may amend any such agreement in any other respect with the consent of the Optionee.

        (b) The Plan may be amended from time to time by the Board or any duly authorized committee thereof. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock exchange upon which the Ordinary Shares are listed for trading, or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan, requires the Plan to be amended, or in the event Rule 16b-3 is amended or supplemented (e.g., by addition of
                                                 ---
alternative rules) or any of the rules under Section 16 of the Act are amended or supplemented, in either event to permit the Company to remove or lessen any restrictions on or with respect to Stock Options, the Board reserves the right to amend the Plan to the extent of any such requirement, amendment or supplement, and all Stock Options then outstanding shall be subject to such amendment.

        (c) The Plan may be terminated at any time by action of the Board. The termination of the Plan shall not adversely affect the terms of any outstanding Stock Option.

        (d) The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant's employment or other service at any time.

        (e) This Plan shall be effective as of December 20, 1999.

        (f) No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the date of effectiveness of this Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

    11. Change in Control. For purposes of this Plan, a "Change in Control" shall mean the occurrence of any of the following events shall have occurred:

        (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Ordinary Shares immediately prior to such transaction;

        (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Ordinary Shares immediately prior to such sale or transfer;

        (c) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

        (d) If during any period of two consecutive years after December 31, 1999, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

        Notwithstanding the foregoing provisions of Paragraph 11(c) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act, disclosing beneficial ownership by it of shares, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership; or (ii) solely because of a change in control of any Subsidiary other than Scottish Annuity & Life Insurance Company (Cayman), Ltd.